Exhibit 10.3

INYX, INC.
INCENTIVE STOCK OPTION AGREEMENT

pursuant to the

 INYX, INC. 2005 EQUITY INCENTIVE PLAN

THIS INCENTIVE STOCK OPTION AGREEMENT (this “Agreement”) is made and entered into by and between INYX, INC., a Nevada corporation (the “Company”), and ___________ (the “Optionee”), effective as of _________, 200_ (the “Date of Grant”).

1.  Grant of Option. The Company hereby grants to the Optionee and the Optionee hereby accepts, subject to the terms and conditions hereof, an Incentive Stock Option (the “Option”) to purchase up to ______ shares of Company’s Common Stock, par value $0.001 per share (the “Common Stock”), at the Exercise Price per share set forth in Section 4 below.

2.  Governing Plan. This Option is granted pursuant to the Company’s 2005 Equity Incentive Plan (the “Plan”), a copy of which is attached hereto as Attachment One and incorporated herein for all purposes. Capitalized terms used but not otherwise defined herein have the meanings as set forth in the Plan. The Optionee agrees to be bound by the terms and conditions of the Plan, which terms and conditions of the Plan control in case of any conflict with this Agreement, except as otherwise specifically provided for in the Plan.

3.  Expiration of the Option. The Option (to the extent not earlier exercised or terminated in accordance with the Plan) will expire at the end of business on _________, 201_, which date is not in excess of ten (10) years from the date of grant (the “Date of Grant”) of the Option. The Option may terminate sooner under certain circumstances, including termination of the Optionee’s employment with the Company and/or any Affiliated Entity, as set forth in the Plan. The Option may not be exercised after its expiration or termination.

4.  Exercise Price. The “Exercise Price” of the Option is _____________ per share of Common Stock. The Exercise Price is subject to adjustment or amendment as set forth in the Plan.

5.  Vesting. On each Measurement Date set forth in Column 1 below, the Option shall vest and become exercisable for the corresponding number of shares of Common Stock set forth in Column 2 below if the Optionee’s employment with the Company and/or any Affiliated Entity has not terminated. The “Vested Portion” of the Option as of any particular date shall be the cumulative total of all shares for which the Option has become exercisable as of that date.

Column 1 Measurement Date	Column 2 Vested Portion of the Option

6.  Exercise of the Option. The Vested Portion (as herein defined) of the Option may be exercised, to the extent not previously exercised, in whole or in part, at any time or from time to time prior to the expiration or termination of the Option. Exercise shall be accomplished by providing the Company with written notice in the form of Exhibit A hereto, which notice shall be irrevocable when delivered and effective upon payment in full of the exercise price in accordance with Section 6.(a)(i) of the Plan and any amounts required in for withholding taxes, and the satisfaction of all other conditions to exercise imposed under the Plan.

7.  Nontransferability of Option. The Option shall not be transferable or assignable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee’s lifetime only by the Optionee.

8.  Administration. The Plan and this Agreement shall be administered and may be definitively interpreted by a committee of the Board, and the Optionee agrees that the decisions of the Board concerning administration and interpretation of the Plan and this Agreement shall be final, binding and conclusive on all persons.

9.  Notices. All notices or other communications which are required or permitted hereunder or in the Plan shall be in writing and sufficient if (i) personally delivered, (ii) sent by nationally recognized overnight courier or (iii) sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows: (a) if to Optionee, at the address set forth on the signature page below; or (b) if to the Company, at the address set forth in the signature page hereto, or in either case, to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such communication shall be deemed to have been given (i) when delivered, if personally delivered, (ii) on the first Business Day (as hereinafter defined) after dispatch, if sent by nationally recognized overnight courier and (iii) on the third Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail. As used herein, “Business Day” means a day that is not a Saturday, Sunday or a day on which banking institutions in the city to which the notice or communication is to be sent are not required to be open.

10.  Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

11.  Incentive Option. This Agreement is intended to grant an Option which meets all of the requirements of incentive stock options, as defined in Section 422A of the Internal Revenue Code. Subject to and upon the terms, conditions and provisions of the Plan, each and every provision of this Agreement shall be administered, construed and interpreted so that the Option granted herein shall so qualify as an incentive stock option. Each provision of this Agreement which would prevent this Option from qualifying as an incentive stock option, if any, shall be void.

12.  Notice of Sale of Shares. Optionee agrees to notify the Company immediately upon any sale or transfer of any shares of Common Stock received upon exercise of this Option, to the extent such sale or transfer takes place prior to the later of (a) two years from the Date of Grant or (b) one year from the date oaf exercise of this Option.

IN WITNESS WHEREOF, this Agreement has been executed on behalf of the Company by its duly authorized officer, and by the Optionee in acceptance of the above-mentioned Option, subject to the terms and conditions of the Plan and of this Agreement, all as of the day and year first above written.

COMPANY:

INYX, INC., a Nevada corporation

By: ___________________________________________
Name: _________________________________________
Title: __________________________________________

Address:  825 Third Avenue, 40th Floor
New York, New York 10022

OPTIONEE:

______________________________________________
Printed Name:

Address: _______________________________________
 _______________________________________
 _______________________________________

Telephone No.: __________________________________

EXHIBIT A

NOTICE OF EXERCISE
under
INCENTIVE STOCK OPTION AGREEMENT
issued pursuant to the
INYX, INC. 2005 EQUITY INCENTIVE PLAN

To: Inyx, Inc. (the “Company”)

From: _______________________________________

Date: _______________________________________

Pursuant to the Inyx, Inc. 2005 Equity Incentive Plan (the “Plan”) and the Incentive Stock Option Agreement (the “Agreement”) (capitalized terms used without definition herein have the meanings given such terms in the Agreement or the Plan) between the Company and myself effective ______________________, 20___, I hereby exercise my Option as follows:

Number of shares of Common Stock I wish to purchase under the Option
Exercise Price per Share	$
Total Exercise Price	$
“Vested Portion” of Option (see definition in Section 5 of the Agreement)
Number of shares I have previously purchased by exercising the Option
Expiration Date of the Option

I hereby represent, warrant, and covenant to the Company that:

(a)  I am acquiring the Common Stock for my own account, for investment, and not for distribution or resale, and I will make no transfer of such Common Stock except in compliance with applicable federal and state securities laws and in accordance with the provisions of the Plan and the Agreement.

(b)  I can bear the economic risk of the investment in the Common Stock resulting from this exercise of the Option, including a total loss of my investment.

(c)  I am experienced in business and financial matters and am capable of (i) evaluating the merits and risks of an investment in the Common Stock; (ii) making an informed investment decision regarding exercise of the Option; and (iii) protecting my interests in connection therewith.

(d)  Any subsequent offer for sale or distribution of any of the shares of Common Stock shall be made only pursuant to (i) a registration statement on an appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), which registration statement has become effective and is current with regard to the shares being offered or sold, or (ii) a specific exemption from the registration requirements of the Securities Act it being understood that to the extent any such exemption is claimed, I shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Board of Directors, from counsel for or approved by the Board of Directors as to the applicability of such exemption thereto.

Attached in full payment of the Exercise Price for the Option exercised herein is (a) a check made payable to the Company in the amount of $____________ and/or (b) a stock certificate for ____________ shares of Common Stock that have been owned by me or by me and my spouse jointly for at least six months, with a duly completed stock power attached, with a total Fair Market Value on the date hereof to the Total Exercise Price.

OPTIONEE:

______________________________________________
Name:

Address: _______________________________________
 _______________________________________
 _______________________________________

RECEIVED BY THE COMPANY:

INYX, INC., a Nevada corporation

By: ___________________________________________
Name: _________________________________________
Title: __________________________________________

Address:  825 Third Avenue, 40th Floor
New York, New York 10022

Date: __________________________________________